SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 30, 2002

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2002, providing for the issuance of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2002-BC3)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-82904	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2002-BC3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82904) (the "Registration Statement").  Pursuant to the Registration Statement, the Registrant issued $790,650,000 aggregate principal amount of Class A, Class A-IO, Class M1, Class M2 and Class B1 Certificates of its Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2002-BC3 on May 30, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 22, 2002, as supplemented by the Prospectus Supplement dated May 29, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of May 1, 2002, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Bank One, National Association, as Trustee, and Wells Fargo Bank Minnesota, National Association, as Securities Administrator.  The "Certificates" consist of the following classes: Class A, Class A-IO, Class M1, Class M2, Class B1, Class B2, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $792,632,532 as of May 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement, dated May 29, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement, dated as of May 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Bank One, National Association, as Trustee, Wells Fargo Bank Minnesota, National Association, as Securities Administrator

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers Holdings Inc., Lehman Brothers, Lehman Brothers Bank FSB and Aurora Loan Services Inc., in the dual capacities of Servicer and Master Servicer.

99.4

Servicing Agreement, dated as of May 1, 2002, by and between Lehman Brothers Holdings Inc., Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Ocwen Federal Bank FSB, as Servicer.

99.5

Reconstituted Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers Holdings Inc., Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Wells Fargo Home Mortgage, Inc., as Servicer.

99.6

Reconstituted Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers Holdings Inc., Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Wells Fargo Home Mortgage, Inc., as Servicer.

99.7

Reconstituted Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers Holdings Inc., Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Wells Fargo Home Mortgage, Inc., as Servicer.

99.8

Mortgage Guaranty Master Policy Number 12-670-4-2477 and Endorsements (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2002-BC3 issued by Mortgage Guaranty Insurance Corporation.

99.9

Mortgage Guaranty Commitment/Certificates supplementing the Master Policy listing each Mortgage Loan (by Loan Number, Current Balance, LTV and Coverage) covered by the Master Policy.

99.10

Notice of Assignment of Certain Commitment/Certificates issued under Mortgage Guaranty Master Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/ Stanley Labanowski

       Name: Stanley Labanowski

       Title:   Vice President

Dated: May 30, 2002

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Terms Agreement, dated May 29, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement, dated as of May 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Bank One, National Association, as Trustee, Wells Fargo Bank Minnesota, National Association, as Securities Administrator.

9.1

Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers Holdings Inc., Lehman Brothers, Lehman Brothers Bank FSB and Aurora Loan Services Inc., in the dual capacities of Servicer and Master Servicer.

99.4

Servicing Agreement, dated as of May 1, 2002, by and between Lehman Brothers Holdings Inc., Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Ocwen Federal Bank FSB, as Servicer.

99.5

Reconstituted Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers Holdings Inc., Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Wells Fargo Home Mortgage, Inc., as Servicer.

99.6

Reconstituted Servicing Agreement, dated as of May 1, 2002, by and among Lehman Brothers Holdings, Inc., Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Wells Fargo Home Mortgage, Inc., as Servicer.

99.7

Reconstituted Servicing Agreement, dated as of May 1, 2002, by and among Lehman Brothers Holdings, Inc., Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Wells Fargo Home Mortgage, Inc., as Servicer.

99.8

Mortgage Guaranty Master Policy Number 12-670-4-2477 and Endorsements (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2002-BC3 issued by Mortgage Guaranty Insurance Corporation.

99.9

Mortgage Guaranty Commitment/Certificates supplementing the Master Policy listing each Mortgage Loan (by Loan Number, Current Balance, LTV and Coverage) covered by the Master Policy.

99.10

Notice of Assignment of Certain Commitment/Certificates issued under Mortgage Guaranty Master Policy.